UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (Date of earliest event reported) June 10, 2004

                                 Fantatech Inc.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


Delaware                                 0-24374                62-1690722
----------------------------    ------------------------    --------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
of Incorporation)                      File Number)          Identification No.)

418-A Cloverleaf Drive, Baldwin Park
Los Angles                                                        CA 91706
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(Address of principal executive offices)                          (Zip Code)


               Registrant's telephone number, including area code
                                 (626) 820-1090
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ITEM 5.   CURRENT EVENT

GENERAL

On June 10, 2004, the Board of Directors of the Registrant approved each two shares of the Registrant's Common Stock, par value $0.001 per share ("Pre-Reverse-Split Common Stock") was reclassified into one share of the Registrant's reclassified Common Stock, par value $0.001 per share ("Post-Reverse-Split Common Stock") effective on June 30, 2004.

Each fractional share of Post-Reverse-Split Common Stock will be rounded up to the next whole number of share. The reverse split will reduce the Registrant's issued and outstanding shares from 40,192,063 shares to 20,096,090 shares. The par value of the Registrant's Common Stock will not be effected.

Registrant's  new  CUSIP  number  is  30729M207.

As a result of the reverse stock split, the Company's new trading symbol is FNTN.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND
          EXHIBITS.

(a)  Financial Statements of Business Acquired

Not applicable

(b)  Pro Forma Financial Information.

Not applicable

(c)  Exhibits:

Not applicable


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 16, 2004                                  FANTATECH  INC.
        -------------                                  -------------------------
                                                       (Registrant)

                                                       By:  /s/ GUANGWEI LIANG
                                                       -------------------------
                                                       Guangwei Liang
                                                       Chief Executive Officer
                                                       (Duly Authorized Officer)


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